UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2020

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Via Marco D’Aviano, 2, Milano MI, Italy		20131
(Address of Principal Executive Offices)		(Zip Code)

+39 02 288 5841

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	NYSE American LLC
Warrants, at an exercise price of $11.50 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendments to Forward Share Purchase Agreements with Greenhaven and Kepos

As previously disclosed on the Current Report on Form 8-K (“Current Report”) filed by Kaleyra, Inc. (f/k/a GigCapital, Inc.), a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2019, the Company entered into a Forward Share Purchase Agreement, dated as of September 27, 2019, with Greenhaven Capital Fund 1, LP (“Greenhaven Fund 1”) and Greenhaven Road Capital Fund 2, LP (“Greenhaven Fund 2” and together with Greenhaven Fund 1, “Greenhaven”), as subsequently amended by Amendment No. 1 to the Forward Purchase Agreement dated as of October 3, 2019 and by Amendment No. 2 to the Forward Purchase Agreement dated as of December 13, 2019 (the “Greenhaven Forward Share Purchase Agreement”). As previously disclosed on the Current Report filed by the Company with the SEC on October 2, 2019, the Company entered into a Forward Share Purchase Agreement, dated as of October 1, 2019, with Kepos Alpha Master Fund L.P. (“Kepos”), as subsequently amended by Amendment No. 1 to the Forward Share Purchase Agreement dated as of October 2, 2019 and by Amendment No. 2 to the Forward Share Purchase Agreement dated as of December 13, 2019 (the “Kepos Forward Share Purchase Agreement” and together with the Greenhaven Forward Share Purchase Agreement, the “Forward Share Purchase Agreements”). Pursuant to the terms of the Forward Share Purchase Agreement, Greenhaven and Kepos may sell its respective shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in the open market, at its sole discretion, as long as the sales price is above $8.50 per share. As of the close of the Company’s previously announced business combination with Kaleyra S.p.A, which occurred on November 25, 2019, Greenhaven and Kepos held 996,195 and 195,847 shares of Common Stock, respectively (the “Subject Shares”).

Prior to January 23, 2020, Greenhaven sold 47,232 shares on the open market at a price of at least $8.50 per share (the “Previously Sold Greenhaven Shares”). On January 23, 2020, the Company entered into Amendment No. 3 to the Greenhaven Forward Share Purchase Agreement (the “Greenhaven Amendment”). The Greenhaven Amendment provides that Greenhaven has the right to put its Subject Shares to the Company on the following dates and at the following purchase price: (i) $11.00 per Share for up to 248,963 Shares to be sold to the Company on February 21, 2020; and (ii) $11.70 per Share for the next 700,000 Shares to be sold to the Company on August 30, 2020. Greenhaven may continue to sell its Subject Shares in the open market, at its sole discretion, as long as the sales price is above $8.50 per share. On February 21, 2020, the Company shall pay Greenhaven an amount equal to (A) the number of Shares (including any Additional Shares and the Previously Sold Greenhaven Shares) sold by Greenhaven in the open market prior to February 21, 2020 multiplied by (B) the amount by which $11.00 exceeds the sale price per Share. On August 30, 2020, the Company shall pay Greenhaven an amount equal to (1) the number of Shares (including any Additional Shares) sold by Greenhaven in the open market between February 21, 2020 and August 30, 2020 multiplied by (2) the amount by which $11.70 exceeds the sale price per Share.

On January 23, 2020, the Company entered into Amendment No. 3 to the Kepos Forward Share Purchase Agreement (the “Kepos Amendment”). The Kepos Amendment provides that Kepos has the right to put its Subject Shares to the Company on April 1, 2020 at a purchase price of: (i) $10.92 per Share for the first 102,171 Shares sold to the Company; and (ii) $10.71 per Share for the next 93,676 Shares sold to the Company (collectively, the “Kepos Share Purchase Price”). In the event the closing occurs after April 1, 2020, the Kepos Share Purchase Price shall increase by 1% per full month until the closing date. Kepos may elect, in its sole and absolute discretion, to extend the date on which it exercises its put right in increments of one full calendar month. The Kepos Amendment further provides that Kepos may sell its Subject Shares in the open market, at its sole discretion, as long as the sales price is above $8.50 per share. In the event that Kepos sells any Shares (including and Additional Shares) at a sale price of less than $10.92 per Share for the first 102,171 Shares and $10.71 per Share for the next 93,676 Shares, the Company shall pay Kepos an amount equal to (A) the number of Shares (including any Additional Shares) sold multiplied by (B) the amount by which $10.92 or $10.71, as applicable, exceeds the sale price per Share. Should the Company fail to make this payment, the Company shall, without prejudice or limitation to any other remedies available to Kepos in law or equity, pay a penalty on such amount due at the rate of 18% per annum from the due date until the date of payment in full.

The foregoing description is only a summary of the Greenhaven Amendment and Kepos Amendment, and is qualified in its entirety by reference to the full text of the amendments, which are filed as Exhibits 10.1 and 10.2 hereto, and are incorporated herein by reference. The Greenhaven Amendment and Kepos Amendment are included as exhibits to this Current Report in order to provide investors and security holders with material information regarding the terms of the Amendments. The Greenhaven Amendment and Kepos Amendment are not intended to provide any other factual information about or the Company, Greenhaven or Kepos.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Amendment No. 3 to Forward Share Purchase Agreement, dated January 23, 2020, by and among Kaleyra, Inc., Greenhaven Road Capital Fund 1, LP, and Greenhaven Road Capital Fund 2, LP.

10.2	Amendment No. 3 to Forward Share Purchase Agreement, dated January 23, 2020, by and between Kaleyra, Inc. and Kepos Alpha Master Fund L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2020

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President